EXHIBIT 10.19
-------------

                                 DEED OF LEASE
                                 -------------


     THIS DEED AND AGREEMENT OF LEASE ("Lease") is made and
     --------------------------------
entered into this 24th day of November, 1997 by and between
B & R ENTERPRISES, INC., a Virginia corporation ("Landlord") and
------------------------
MATEWAN BANCSHARES, INC.,  a Delaware corporation ("Tenant").
------------------------


WITNESSETH:

     1.  Demised Premises.  Landlord, for the term and subject to the provisions
         -----------------
and conditions hereof, demises and leases to Tenant for a term and rent hereafter stated, and Tenant rents from Landlord, certain space (the "Demised Premises") containing 3240 rentable square feet, as shown on the plot plan provided by William H. Looney and included on Exhibit A attached hereto and made a part hereof, known as Ramey Chevrolet Four Way Property (the "Building") located in Tazewell, Virginia and the legal description of which is described on Exhibit B attached hereto and made a part hereof, together with rights of ingress and egress thereto, and with the right to use, for parking the portion of the property designated by the Landlord for parking on Exhibit A.

          2.     Lease Term.   The lease term (the " Lease Term") shall commence
                 ----------
on the commencement date (the "Commencement Date") which shall be the earlier of
(a) the date Tenant opens for the transaction of business, or (b) ninety (90) days following the date of this Lease and shall continue for a period of five
(5) years thereafter unless extended or sooner terminated as provided herein. Upon actual determination by Landlord and Tenant of the Commencement Date and , consequently, the Lease Term, Landlord and Tenant shall confirm in writing the Commencement Date and the termination date of the Lease and Tenant's acceptance of the Demised Premises in the form attached hereto as Exhibit C. Landlord shall deliver possession of the Demised Premises prior to the Commencement Date to Tenant to permit Tenant to make the initial improvements. No rent or additional rent shall be charged prior to the Commencement Date.

          Tenant is granted the right and option (the "Renewal Option") to extend the term of this Lease for five (5) additional periods of three (3) years, and, if such renewal is effectively exercised, such renewal term (the "Renewal Term") shall commence upon the expiration of the previous term of this Lease, provided, that:

                a. Each option shall be automatically exercised unless Tenant shall give Landlord written notice at least thirty (30) days prior to the expiration of the then current term that Tenant does not intend to exercise its option; and

                b. At the time such option is exercised, this Lease shall be in full force and effect and there shall exist no default by Tenant which remains uncured beyond any applicable period of grace.

          In the event the foregoing option is effectively exercised, all the terms and conditions contained in this Lease shall continue to apply.

          3.     Rent.
                 ----

                  a.     Initial Term.  Tenant agrees to pay to Landlord a
                         ------------
fixed rent for the Demised Premises during the initial term of this Lease the sum of Thirty Thousand Dollars ($30,000.00) per annum, such rental to be paid in advance without demand on the first day of each and every month in twelve (12) equal monthly installments of Two Thousand Five Hundred Dollars ($2,500,00) per month. The first monthly payment of rent shall include any prorated rental for the period from the Commencement Date of the Lease Term to the first day of the first full calendar month in the Lease Term. Rent will be made payable to B & R Enterprises, Inc. and mailed to P.O. Box 100, Tazewell, Virginia 24651.

                  b.     Extended Terms.  The yearly rental to be paid during
                         --------------
each extended term of this Lease shall be adjusted to reflect changes in the cost of living in the manner hereinafter set forth. As used herein, Price Index shall mean the Consumer Price Index, All Urban Consumers (CPI-U) [1982-84=100] (All Cities) , as complied and published by the Bureau of Labor Statistics of the United States Department of Labor. In the event the Price Index should be computed on a different basis, appropriate adjustments shall be made for the purpose of the computations hereunder. If the Department of Labor should discontinue publishing the Price Index, then a comparable index published by another branch or department of the federal government or by a recognized financial institution shall be used as the basis for such adjustments. The yearly rental for each extended term of this Lease shall be determined by multiplying $30,000 by the quotient resulting from the division of the index number for the month of the expiring term by the corresponding index number for the month in which the "Commencement Date" begins.

          4.     Use of Demised Premises.     Tenant covenants and agrees to use
                 -----------------------
and occupy the Demised Premises for the operation of a financial institution and other uses incidental thereto.

          5.     Repairs, Alterations and Improvements.  Tenant shall, at its
                 -------------------------------------
own cost and expense, make the initial improvements to the Demised Premises which are described on Exhibit D attached hereto.

          Tenant shall, throughout the term of this Lease and any extensions or renewals thereof, keep the Demised Premises (including the interior surface of the exterior walls) in as good a repair and condition as the same are in upon the commencement of this lease, reasonable wear and tear and damage caused by fire or other casualty excepted. Landlord shall, throughout the termof this Lease and any extensions or renewals thereof, maintain and cause to be kept in good repair the foundation, the roof, structural soundness of the floor, the exterior walls of the Building (excluding the interior surface of the exterior walls but including the exterior and interior portions of all windows, doors and plate glass), the heating and air conditioning, the exterior water, sewage and gas and electrical services up to the point of entry to the Demised Premises. Any damage to the Demised Premises caused by the failure to maintain the exterior and structural components shall not be the responsibility of Tenant. Tenant shall be responsible for providing minor repairs (i.e., less than $500) to the plumbing and electrical systems for the Building. Landlord shall be responsible for all major repairs, except those caused by the neglect or actions of Tenant.

          Tenant shall have the right, at its own expense (subject to the prior written consent of Landlord for substantial improvements), to make any additional improvements, repairs or alterations to the Demised Premises which it deems advisable so long as such improvements, repairs or alterations shall not lessen the value of the Demised Premises or weaken the structural strength of the Building. Tenant shall keep the Demised Premises free and clear of all liens of contractors, materialmen, laborers and suppliers with whom it shall contract for the furnishing of goods and services for the Demised Premises and shall indemnify and save harmless Landlord from any claims resulting therefrom. Any improvements made by Tenant which become affixed to the Demised Premises may be removed by Tenant upon termination of this Lease. Notwithstanding anything set forth above, Landlord shall have no responsibility for maintaining the improvements made to the property by Tenant.

          6.     Completion of Demised Premises.  Tenant agrees to accept
                 ------------------------------
possession of the Demised Premises in an "AS IS" condition. Tenant shall be responsible for all improvements to be made to the Demised Premises to enable Tenant to conduct its business.

          7.     Common Area Maintenance.  Landlord shall be responsible for the
                 -----------------------
maintenance of the parking lot pavement/surface serving the Demised Premises. Tenant shall be responsible for external cleaning, resurfacing (general maintenance only), stripping and all other general outside maintenance.

          8.     Taxes and Insurance.  During the term of this Lease, Landlord
                 -------------------
agrees to pay the ad valorem real estate taxes, special assessments and improvements liens levied against the Demised Premises. Each party agrees to maintain and pay for fire and extended coverage insurance for their respective interest in the Demised Premises and each party shall maintain public liability insurance on the Demised Premises.

          9.     Inspection; Access.  Landlord and its agents or other
                 ------------------
representatives shall be permitted to enter the Demised Premises at reasonable times upon at least twenty-four (24) hours advance notice to Tenant (i) to examine, inspect and protect the Demised Premises and the Building and (ii) during the last three (3) months of the original or any renewal term, to show it to prospective tenants.

          10.     Surrender of Demised Premises.  Tenant shall, at the end of
                  -----------------------------
the Lease Term, or any extension thereof, promptly surrender the Demised Premises in good order and condition and in conformity with the applicable provisions of this Lease, excepting only reasonable wear and tear.

          11.     Quiet Enjoyment.  Landlord warrants that it is the owner of
                  ---------------
the Demised Premises hereby leased and that Tenant, upon paying the rent and performing the covenants on its part to be kept and performed, as herein contained, shall have quiet enjoyment of his term and may peaceably and quietly hold, use and enjoy the Demised Premises during the term of this Lease. Landlord warrants and represents that the premises adjacent to the Demised Premises shall not be used in any manner which interferes with or affects Tenants' use of the Demised Premises.

          12.     Eminent Domain.  If the Demised Premises (or the use,
                  --------------
occupancy or access to or of the Demised Premises) shall be taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose (including sale under threat of such a taking), or if the Landlord elects to convey title to the condemnor by a deed in lieu of condemnation, or if all or any portion of the Demised Premises are so taken, condemned or conveyed and , as a result thereof, in Tenant's reasonable economic judgment, the Demised Premises cannot be used for Tenant's permitted use as set forth herein, then this Lease shall cease and terminate as of the date when title vests in such governmental or quasi-governmental authority and the rent shall be abated on the date when such title vests in such governmental or quasi-governmental authority.

          13.     Casualty Damage.  In the event of damage to or destruction of
                  ---------------
the Demised Premises caused by fire or other casualty, or any such damage or destruction to the Building or the facilities necessary to provide services and normal access to the Demised Premises in accordance herewith, Landlord shall undertake to make repairs and restorations with reasonable diligence as hereinafter provided, unless this Lease has been terminated by Landlord or Tenant as hereinafter provided or unless any mortgagee which is entitled to receive casualty insurance proceeds fails to make available to Landlord a sufficient amount of such proceeds to cover the cost of such repairs and restoration. If (i) the damage is of such nature or extent that, in Landlord's or Tenant's reasonable judgment, more than ninety (90) days would be required (with normal work crews and hours) to repair and restore the part of the Demised Premises or Building which has been damaged, or (ii) the Demised Premises or the Building is so damaged that, in Landlord's reasonable judgment, it is uneconomical to restore or repair the Demised Premises or the Building, as the case may be, or (iii) less than one (1) year then remains on the current Lease Term, Landlord shall so advise Tenant promptly, and either party, in the cases described in clauses (i) and (iii) above, or Landlord, in the case described in clause (ii) above, within thirty (30) days after any such damage or destruction shall have the right to terminate this Lease by written notice to the other, as of the date specified in such notice, which termination date shall be no later than thirty (30) days after the date of such notice. In the event of fire or other casualty damage, provided this Lease is not terminated pursuant to the terms of this paragraph and is otherwise in full force and effect, Landlord shall proceed diligently to restore the Demised Premises to substantially its condition prior to the occurence of the damage. Landlord shall not be obligated to repair or restore any alterations, additions, fixtures or equipment which Tenant may have installed (whether or not Tenant has the right or the obligation to remove the same or is required to leave the same on the Demised Premises as of the expiration or earlier termination of this Lease) unless Tenant, in a manner satisfactory to Landlord, assures payment in full of all costs as may be incurred by Landlord in connection therewith.

          Tenant shall, at its sole expense, insure the value of its leasehold improvements, fixtures, equipment and personal property located in or on the Demised Premises. If there are any such alterations, fixtures or additions and Tenant does not assure or agree to assure payment of the cost of restoration or repair as aforesaid, Landlord shall have the right to restore the Demised Premises to substantially the same condition as existed prior to the damage excepting such alterations, additions or fixtures.

          The validity and effect of this Lease shall not be impaired in any way by the failure of Landlord to complete repairs and restoration of the Demised Premises or of the Building within ninety (90) days after commencement of the work, even if Landlord had in good faith notified Tenant that the repair and restoration could be completed within such period, provided that Landlord proceeds diligently with such repair and restoration and provided, further, that in the event any such repairs delay Tenant from resuming its business at the Demised Premises for more than one hundred twenty (120) days after the date of casualty, for any reason, Tenant may terminate this Lease by giving written notice thereof to Landlord. In the case of damage to the Demised Premises which is of a nature or extent that Tenant's continued occupancy of all or a part of the Demised Premises is substantially impaired to the extent that Tenant cannot conduct its business therein, then the Rent otherwise payable by Tenant hereunder shall be equitably abated or adjusted from the date of such casualty throughout the duration of such impairment.

          14.     Insurance; Indemnification: Waiver of Subrogation. Tenant
                  -------------------------------------------------
covenants and agrees to exonerate, indemnify, defend, protect and save Landlord, its representatives and Landlord's managing agent, if any, harmless from and against any and all claims, demands, expenses, losses, suits and damages as may be occasioned by reason of (i) any accident or matter occuring on or about the Demised Premises, causing injury to persons or damage to property (including, without limitation, the Demised Premises), unless such accident or other matter resulted in whole or in part from the negligence or otherwise tortious act of Landlord or Landlord's agents, servants, invitees, or employees, (ii) the failure of Tenant fully and faithfully to perform the obligations and observe the conditions of this Lease, and (iii) the negligence or otherwise tortious act of Tenant, its agents, servants, invitees or employees. Tenant shall maintain in full force and effect, at its own expense, comprehensive general liability insurance (including a contractual liability and fire legal liability insurance endorsement) naming as an additional insured Landlord against claims for bodily injury, death or property damage in amounts not less than $1,000,000.00 At or prior to the Commencement Date, Tenant shall deposit certificates evidencing the insurance coverage required by this paragraph and shall deposit with Landlord renewals thereof within twenty (20) days of Landlord's written request therefor. Said policy or policies of insurance or certificates thereof shall have attached thereto an endorsement that such policy shall not be canceled without at least thirty (30) days prior written notice to Landlord that no act or omission of Tenant shall invalidate the interest of Landlord under said insurance and expressly waiving all rights of subrogation as set forth below.

At Landlord's request, Tenant shall provide Landlord with a letter from an authorized representative of its insurance carrier stating that Tenant's current and effective insurance coverage complies with the requirements contained herein.

          Landlord and Tenant hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property covered by insurance then in force, even if any such fire or other casualty occurrence shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible. Landlord and Tenant further agree to provide such endorsements for said insurance policies required hereunder agreeing to the waiver of subrogation as required herein.

          Landlord covenants and agrees to exonerate, indemnify, defend, protect and save Tenant, harmless from and against any and all claims, demands, expenses, losses, suits and damages as may be occasioned by reason of (i) any accident or matter occuring on or about the Building, causing injury to persons or damage to property (excluding the Demised Premises) , unless such accident or other matter resulted from the negligence or otherwise tortious act of Tenant or Tenant's agents, servants, invitees or employees, (ii) the failure of Landlord fully and faithfully to perform the obligations and observe the conditions of this Lease, and (iii) the negligence or otherwise tortious act of Landlord, its agents, servants, invitees or employees. Landlord shall maintain in full force and effect, at its own expense, comprehensive general liabliity insurance (including a contractual liability and fire legal liability insurance endorsement) against claims for bodily injury, death or property damage in amounts not less than $1,000,000.00 , and shall maintain in full force and effect " all risk" property damage insurance in an amount equal to the full replacement value of the Building, including the Demised Premises, as such may change from time to time.

          15.     Signage.  During the term of this Lease, Tenant shall be
                  -------
permitted to place signs at the locations marked on Exhibit A in conformity with the sign specifications described on Exhibit E and approved by the Landlord. Tenant shall remove said signs when the term of this Lease shall terminate.

          16.     Utilities.  Tenant shall pay all charges for all utilities and
                  ---------
services used by it and supplied by Landlord, public utility or public authority or any other person, firm or corporation.

          Landlord shall maintain the necessary mains, conduits, wires and cable to bring water, gas and electricity to the Demised Premises. Landlord shall be responsible for providing meters which provide service solely to the Demised Premises.

          17.     Covenants of Landlord.  Landlord warrants, represents and
                  ---------------------
covenants as follows:

          a. Landlord warrants that it is the owner of the Demised Premises and that the same is free and clear of liens and encumbrances, except as provided in any non-disturbance agreement delivered herewith.

          b.    Landlord has the authority to execute this Lease.

          c. To the best of its knowledge, there are no known defects or structural, electrical, plumbing, heating or air conditioning problems with the Demised Premises.

          d. To the best of its knowledge, the Demised Premises complies with all federal, state and local laws, regulations, building and fire codes.

          e. To the best of its knowledge, Landlord covenants and represents the availability of all utilities, access, zoning or any other fact bearing upon the suitability or adaptability of the Demised Premises for uses contemplated by the Tenant.

          f. Landlord covenants that it will not lease property within one mile of the Demised Premises, during the term of this Lease, to another bank or financial institution.

          18.     Default; Termination of Lease.  In the event that Tenant
                  -----------------------------
should default in the payment of the rent reserved herein, or in the event that Tenant becomes bankrupt, insolvent or makes an assignment for the benefit of creditors, or if a receiver is appointed for the business of Tenant, or in the event that Tenant defaults in the performance of any of its other obligations hereunder, then Landlord may, at its election, (1) terminate this Lease forthwith and/or (2) reenter and repossess the Demised Premises without notice or demand therefor other than as is hereinafter in this paragraph provided. Should default in the payment of rent herein occur, then, in addition to its other rights hereunder, Landlord may, at its election, declare all of the balance of the rental for the remaining term of this Lease immediately due and payable. No default or breach of any covenant hereunder shall be deemed to have occurred on the part of Tenant until written notice of such default or breach shall have been given to Tenant and the said Tenant shall have failed to remedy such default or breach within fifteen (15) days after receiving said notice.
Any waiver of any default hereunder shall not be construed to be a waiver of the rights of Landlord in the event of a subsequent or other default. Reentry and repossession by Landlord shall not prejudice any remedies which Landlord may otherwise have under appropriate state laws for the recovery of the arrears of rent or for damages for the breach of this Agreement.

          In the event of a default by Landlord of its covenants and warranties set forth herein, or Landlord defaults in the performance of its obligations hereunder, and any of these events go unremedied within fifteen (15) days after receiving notice thereof, Tenant may, at its option, terminate this Lease forthwith or pursue such other remedies as may be available to it for the breach of this Agreement.

          19.     Waste.     Tenant shall not commit waste in or upon the
                  -----
Demised Premises, and, upon the expiration or termination of this Lease, will redeliver the Demised Premises to Landlord in good condition and repair, subject only to reasonable wear and tear.

          20.     Subordination; Non-Disturbance and Attornment.     This Lease
                  ---------------------------------------------
and the estate, interest and rights hereby created are subordinate to any mortgage now or hereafter placed upon the Demised Premises, including, without limitation, any mortgage on any leasehold estate, and to all renewals, modifications, consolidations, replacements and extensions of same as well as any substitutions therefor. Tenant agrees that in the event any person, firm, corporation or other entity acquires the right to possession of the Demised Premises, including any mortgagee or holder of any estate or interest having priority over this Lease, Tenant shall, if requested by such person, firm, corporation or other entity, attorn to and become the tenant of such person, firm, corporation or other entity, upon the same terms and conditions as are set forth herein for the balance of the Lease Term, provided, however, that Tenant receives a non-disturbance agreement from any such mortgagee or holder of any estate or interest having priority over this Lease. Tenant's obligation to subordinate its interest hereunder and to attorn to such prior interest holder is expressly conditioned upon Tenant receiving the foregoing non-disturbance agreement. Notwithstanding the foregoing, any mortgagee may, at any time, subordinate its mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery, and, in that event, such mortgagee shall have the same rights with respect to this Lease as though it had been executed prior to the execution and delivery of the mortgage. Tenant, if requested by Landlord, shall execute any such instruments in recordable form as may be reasonably required by Landlord in order to confirm or effect the subordination or priority of this Lease, as the case may be, and the attornment of Tenant to future landlords in accordance with the terms of this paragraph.

          Provided this Lease shall at all times be in full force and effect and provided, further, that there shall exist no Event of Default by Tenant hereunder, the right of possession by Tenant to possess and quietly enjoy the Demised Premises and any or all of Tenant's rights under this Lease shall not be affected in any way or disturbed by any lender doing business with Landlord in the exercise of any such lender's rights under any formal agreements between such lender and Landlord. Tenant shall not be named as a party defendant to any foreclosure of any lien of any mortgage for the purpose of terminating this Lease, and Tenant shall not, by an such foreclosure, be in any other way foreclosed from its rights under this Lease.

          In the event that any such lender or its successors or assigns comes into possession of the Demised Premises or acquires the leasehold interest of Landlord by foreclosure of any mortgage between any such lender and Landlord, or by proceedings on any note executed by Landlord in favor of any such lender or otherwise, this Lease shall not be terminated by any such foreclosure or proceedings; and this Lease shall continue in full force and effect upon Tenant's attornment, as provided herein, as a direct lease between Tenant and any such lender upon the same terms, covenants, conditions and agreements set forth in this Lease.

          In the event that the Demised Premises or Landlord's leasehold interest therein is sold or otherwise disposed of pursuant to any right or power contained in any mortgage or any note between any such lender and Landlord, or as a result of proceedings thereon, this Lease shall not be terminated or affected thereby, and the purchaser of the Demised Premises or of Landlord's leasehold interest therein or any person or entity acquiring title thereto shall so acquire it, subject to this Lease; and this Lease shall continue in full force and effect upon Tenant's attornment, as provided herein, as a direct lease between Tenant and any party acquiring title to Landlord's leasehold interest therein, as aforesaid, upon the same terms, covenants, conditions and agreements set forth in this Lease.

          In the event that there is a current mortgagee or lender with an interest in the Demised Premises which is superior to the interest of Tenant hereunder, Landlord and Tenant hereby agree that on or before the date of execution of this Lease by Tenant, Landlord shall deliver a non-disturbance agreement to Tenant in a form and content reasonably acceptable to Landlord, executed by such mortgagee or lender and expressly stating the agreement of such mortgagee or lender to comply with the provisions of this paragraph.

          21.     Estoppel Certificate.  Tenant shall, at any time and from time
                  --------------------
to time, execute, acknowledge and deliver to Landlord a statement in writing certifying:

                  g. that this Lease is unmodified and in full force and effect (or if there has been any modification thereof, that the same is in full force and effect modified);

                  h. that Landlord is not in default under this Lease (or if any such default exists the specific nature and extent thereof); and

                  i. that date to which rent and other charges have been paid in advance, if any.

          22.  Brokers.     Each party represents and warrants to the other that
               -------
they have not made any agreement or taken any action which may cause anyone to become entitled to a commission as a result of the transaction contemplated by this Lease, and each will indemnify and defend the other form any and all claims, actual or threatened, for compensation by any such third person by reason of such party's breach of their representation or warranty contained in this paragraph.

          23.     Notice.     Any notice to be given to Tenant hereunder may be
                  ------
given by certified mail, return receipt requested, addressed to Tenant at:

                       Matewan Bancshares
                       P.O. Box 100
                       Williamson, WV  25661

and such notice shall be deemed to have been given at the time of the posting of such mail. Any notice to be given to the Landlord hereunder shall be given in the same manner and to the same effect when addressed to Landlord in care of:

                        B & R Enterprises, Inc.
                        P.O. Box 100
                        Tazewell, VA  24651

Such addresses for notice may be changed from time to time by either party giving notice to the other party of such change as provided herein.

          24.     Liens.     Tenant will keep the Demised Premises and the
                  -----
center free and clear of all mechanics' liens or other liens on account of work done for Tenant or persons claiming under it.

          25.     Relationship of Parties.     Nothing contained herein will be
                  -----------------------
deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein nor any acts of the parties herein, will be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

          26.     Non-Waiver or Defaults.     No waiver of any default by Tenant
                  ----------------------
to take any action on account of such default if such default persists or is repeated, and no express waiver shall effect any default other than the default specified in the express waiver, and that only for the time and to the extent therein stated. The acceptance by Landlord of rent with knowledge of the breach of any of the covenants of this Lease by Tenant shall not be deemed a waiver of any such breach.

          27.     Binding Effect.     The covenants and agreements herein
                  --------------
contained shall extend to and be binding upon the parties hereto, their respective heirs, personal representatives, successors and assigns.

          28.     Marginal Titles.     The marginal titles appearing in this
                  ---------------
lease are for reference only and shall not be considered a part of this Lease or in any way to modify, amend or affect the provisions thereof.

          29.     Short Form Lease.     The parties hereto agree that at or
                  ----------------
prior to the commencement of the term, they will execute, acknowledge and deliver a short form of Lease to the end that same may be recorded among the records of the county in which the Demised Premises is located.

          30.     Governing Law.     This Lease shall be governed by and
                  -------------
construed in accordance with the laws of the State of Virginia.

          31.     Assignment and Subletting.     Tenant shall not assign or
                  -------------------------
sublet the Demised Premises without the prior written consent of the Landlord, except that Tenant may assign or sublet the Demised Premises to an affiliate of Bank and, in the case of a Bank merger or asset purchase, to the surviving entity.

          IN WITNESS WHEREOF, the corporate parties by their corporate officers
          ------------------
thereunto duly authorized, hereto have caused their names to be hereunto signed, all as of the day and date first above written.



                         B & R ENTERPRISES, INC.,
                         a Virginia corporation,

                         By
                           -------------------------------------

                          Its
                             -----------------------------------


                         MATEWAN BANCSHARES, INC.,
                         a Delaware corporation,

                         By
                           -------------------------------------

                          Its
                             -----------------------------------

EXHIBIT A
(Building)
Begin Map

(End Map)


EXHIBIT A
(Parking)
Begin map



(End Map)

     THIS DEED, made and entered into, this the 12th day of August, 1968, by and between James C. Ramey and Peggy E. Ramey, his wife, parties of the first part, and B & R Enterprises, Inc., a Virginia corporation, party of the second part;

                         WITNESSETH:
                         ----------

     That for and in consideration of the sum of One Dollar ($1.00) in hand paid, and other valuable consideration, the receipt of which is hereby acknowledged, the said James C. Ramey and Peggy E. Ramey, each in his own right and each as consort of the other, parties of the first part, do hereby grant and convey, with covenants of general warranty of title, unto the said B & R Enterprises, Inc., a corporation party of the second part, all of those eleven
(11) certain lots or parcels of land, situate and being in the Town of Tazewell, Tazewell County, Virginia, at Four Way, on the north side of Highway No. 19-460, and on the west side of Highway No. 16 and south of Walnut Street, being the same property which was conveyed to the parties of the first part herein by Sam Hammed and wife by deed dated the 29th day of May, 1963, which said deed is found of record in the Clerk's Office of Tazewell County, Virginia, in Deed Book 305, at page 274, and which said real estate is therein described as follows, to-wit:

     "That certain lot designated as Four Way and being the lot lying to the north of Highway NO. 19 & 460 which was conveyed to Sam Hammed by C. Henry Harman and wife by deed dated March 31, 1944, of record in the Clerk's Office of the Circuit Court of Tazewell County, Virginia, in Deed Book 157, page 285, and Lots Nos. Fifty-Three (53), Fifty-Four (54), Fifty-Five (55), Fifty-Six (56), Fifty-Seven (57) and the eastern forty-five (45) feet of Lot No. Fifty-Eight
(58), Ninety (90), Ninety-One (91), Ninety-Two (92), and Ninety-Three (93), as shown and designated on a plat on a plat with certificate by C. Henry Harman and Lettie W. Harman, his wife, dated October 7, 1944, as "Land of C. Henry Harman Divided", which plat and certificate are of record in the



                         Exhibit B

Book 343 Page 672
           Clerk's Office of the Circuit Court of Tazewell County, Virginia in Deed Book 160, page 18.

          "It is understood by and between the parties hereto that this conveyance is made subject to the exceptions, conditions, reservations and restrictions set forth in the aforesaid certificate and plat and referred to in said deeds, and is also made subject to the easement of the Appalachian Electric Power Company granted to it by C. Henry Harman and wife by deed dated October 7, 1944, of record in said Clerk's Office in Deed Book 159, page 515, to which reference is hereby made."

          WITNESS the following signatures and seals.



                                                          , (SEAL)
                              ----------------------------
                                     James C. Ramey


                                                          , (SEAL)
                              ----------------------------
                                     Peggy L. Ramey

State of Virginia,

County of Tazewell, to-wit:

          I,  Phyllis Neel                         , a Notary Public in and for
             --------------------------------------
the County of Tazewell, in the State of Virginia, do hereby certify that James
C. Ramey and Peggy E. Ramey, his wife, whose names are signed to the foregoing writing, bearing date on the 12th day of August, 1968, have each acknowledged the same before me, in my County and State aforesaid.

          My commission expires   Sept. 26, 1970             .
                                -----------------------------

          Given under my hand, this  2nd   day of October, 1968.
                                    ------

                                  Phyllis Neel
                                  --------------------------------------
                                  Notary Public

VIRGINIA:  In the Clerk's Office of Tazewell Circuit Court  Oct. 2  19 68
                                                           --------   ----

This deed was presented and upon the annexed Certificate of acknowledgement admitted to record at 10:15 am The taxes imposed by 58:54 (a) & (b) of the Code
have been paid.                   Teste:

                                  C.E. Barrett       , Deputy Clerk
                                  -------------------



                                   EXHIBIT C
                                   ---------

                                    FORM OF
                          CONFIRMATION OF LEASE TERM

           THIS CONFIRMATION OF LEASE TERM  is made this 24th day of
           --------------------------------              ----
November, 1997, between B & R ENTERPRISES, INC.  ("Landlord")
--------                -----------------------
and MATEWAN BANCSHARES, INC. ("Tenant").
    ------------------------

          Landlord and Tenant have entered into a certain Agreement of Lease (the "Lease") dated November 24, 1997, demising certain space consisting of 3240 rentable square feet. All of the capitalized terms herein shall have the same respective definitions as set forth in the Lease.

          Pursuant to the provisions of paragraph 2 of the Lease, Landlord and Tenant, intending to be legally bound hereby, acknowledge and agree that the Commencement Date shall be the 22nd day of February , 1998, and that the term of
                               ----        ---------
the Lease shall end on the 22nd day of February , 2003, at 11:59 p.m., unless
                           ----        ---------
sooner terminated or extended, as provided in the Lease. As supplemented hereby, the Lease shall continue in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have duly executed this
          ------------------
Confirmation of Lease Term this 24th day of November   , 1997.
                                ----        -----------

                              LANDLORD:

                              B & R ENTERPRISES, INC., a
                              Virginia corporation

                              By
                                -------------------------------------

                               Its
                                  -----------------------------------

                              TENANT

                              MATEWAN BANCSHARES, INC., a
                              Delaware corporation

                              By
                                -------------------------------------

                               Its
                                  -----------------------------------